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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
INSWEB CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

May 7, 2004

Dear Stockholder:

        This year's annual meeting of stockholders will be held on Monday, June 21, 2004, at 9:00 a.m. local time, at the corporate headquarters of InsWeb Corporation, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670. You are cordially invited to attend.

        The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

        After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the postage-paid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

        A copy of InsWeb's Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review InsWeb's activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,

L. Eric Loewe Senior Vice President, Secretary and General Counsel

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 21, 2004

TO THE STOCKHOLDERS:

        Please take notice that the annual meeting of the stockholders of InsWeb Corporation, a Delaware corporation ("InsWeb"), will be held on Monday, June 21, 2004, at 9:00 a.m. local time, at the corporate headquarters of InsWeb, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670, for the following purposes:

  1.
  To elect two (2) Class II directors to hold office for a three-year term and until their respective successors are elected and qualified.

  2.
  To consider and ratify the appointment of Ernst & Young LLP as InsWeb's independent auditors for the year ending December 31, 2004.

  3.
  To transact such other business as may properly come before the meeting.

        Stockholders of record at the close of business on April 26, 2004 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at InsWeb's principal offices located at 11290 Pyrites Way, Suite 200, Gold River, California 95670.

By order of the Board of Directors,

L. Eric Loewe Senior Vice President, Secretary and General Counsel

Gold River, California
May 7, 2004

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The accompanying proxy is solicited by the Board of Directors of InsWeb Corporation, a Delaware corporation ("InsWeb"), for use at its annual meeting of stockholders to be held on June 21, 2004, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is May 7, 2004, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING OF PROXIES

        The cost of soliciting proxies will be borne by InsWeb. In addition to soliciting stockholders by mail, InsWeb will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of InsWeb registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. InsWeb may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, InsWeb has retained American Stock Transfer & Trust Co., a registrar and transfer agent firm, for assistance in connection with the annual meeting at no additional cost except for reasonable out-of-pocket expenses.

        On April 26, 2004, there were 4,688,943 shares of InsWeb's Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. InsWeb's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

        All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of InsWeb a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

INFORMATION ABOUT INSWEB

Stock Ownership of Certain Beneficial Owners and Management

        The following table sets forth, as of April 26, 2004, certain information with respect to the beneficial ownership of InsWeb's Common Stock by (i) each stockholder known by InsWeb to be the beneficial owner of more than 5% of InsWeb's Common Stock, (ii) each director of InsWeb, (iii) the Chief Executive Officer and each of the other executive officers of InsWeb that received a total salary and bonus in excess of $100,000 in the year ended December 31, 2003, and (iv) all current directors and executive officers of InsWeb as a group.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding(2)
5% Stockholders
SOFTBANK Corp.(3)	353,032	6.7%
Nationwide Mutual Insurance Company(4)	531,947	10.2%
Directors and Executive Officers
Hussein A. Enan(5)	1,348,969	25.8%
Mark P. Guthrie(6)	243,284	4.6%
James M. Corroon(7)	16,273	*
Dennis H. Chookaszian(8)	14,450	*
Robert A. Puccinelli(9)	32,290	*
Thomas W. Orr(10)	14,034	*
William D. Griffin(11)	63,058	1.2%
L. Eric Loewe(12)	58,693	1.1%
Current directors and executive officers as a group (8 persons)(13)	1,791,051	34.3%

*
Less than 1%.

(1)
The persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table.

(2)
Calculated on the basis of 4,688,943 shares of Common Stock outstanding as of April 26, 2004, except that shares of Common Stock underlying options exercisable within 60 days following April 26, 2004 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

(3)
Consists of 117,677 shares held by SOFTVEN No. 2 Investment Enterprise Partnership and 235,355 shares held by SOFTBANK Finance Corp., each of which is an affiliate of SOFTBANK Corp. The address for SOFTBANK Corp. is Izumi Garden Tower 20F, 1-6-1 Roppongi Minato-ku Tokyo 106-6020.

(4)
Consists of 531,947 shares held by Nationwide Mutual Insurance Company. The address for Nationwide Mutual Insurance Company is One Nationwide Plaza, Columbus, OH 43215.

(5)
Includes 41,250 shares held by Mr. Enan's spouse. Includes 120,890 shares subject to options exercisable within 60 days following April 26, 2004. The address for Mr. Enan is c/o InsWeb Corporation, 11290 Pyrites Way, Suite 200, Gold River, California 95670.

(6)
Includes 229,934 shares subject to options exercisable within 60 days following April 26, 2004.

(7)
Includes 16,273 shares subject to options exercisable within 60 days following April 26, 2004.

(8)
Includes 416 shares held by Mr. Chookaszian's spouse, which he disclaims beneficial ownership of. Includes 14,034 shares subject to options exercisable within 60 days following April 26, 2004.

(9)
Includes 19,790 shares subject to options exercisable within 60 days following April 26, 2004.

(10)
Includes 14,034 shares subject to options exercisable within 60 days following April 26, 2004.

(11)
Includes 63,058 shares subject to options exercisable within 60 days following April 26, 2004.

(12)
Includes 57,393 shares subject to options exercisable within 60 days following April 26, 2004.

(13)
Includes 535,406 shares subject to options exercisable within 60 days following April 26, 2004.

Management

Executive Officers of the Registrant

        As of April 1, 2004, InsWeb's executive officers were as follows:

Name	Position With InsWeb	Age
Hussein A. Enan	Chairman of the Board	58
Mark P. Guthrie	President and Chief Executive Officer	42
William D. Griffin	Chief Financial Officer	46
L. Eric Loewe	Senior Vice President, General Counsel and Secretary	46

        Hussein A. Enan co-founded InsWeb in February 1995 and has served as its Chairman of the Board since its inception. Mr. Enan also served as InsWeb's Chief Executive Officer from February 1995 to June 2002 and President from May 1999 to June 2000. From March 1992 to November 1994, Mr. Enan was a general partner at E.W. Blanch, a reinsurance intermediary that merged with his own wholly-owned company, Enan & Company, a reinsurance intermediary, in March 1992. Mr. Enan founded Enan & Company in February 1979.

        Mark P. Guthrie joined InsWeb in September 1997 as Senior Vice President of Strategic Partnerships and served as its Executive Vice President of Operations from July 1998 to June 2000. Mr. Guthrie served as InsWeb's Chief Operating Officer from January 2000 to July 2002. He has served as its President since June 2000 and Chief Executive Officer since July 2002. Mr. Guthrie became a director of InsWeb in July 2002. From July 1995 to August 1997, Mr. Guthrie held various positions with Industrial Indemnity, a nationwide property and casualty insurance company, most recently as senior operating officer of national programs.

        William D. Griffin joined InsWeb in May 2001 as Chief Financial Officer. From August 1999 to February 2001, Mr. Griffin was Chief Financial Officer of ZipSend, Inc., an Internet services company, of which he was a co-founder. From October 1998 through August 1999, Mr. Griffin provided consulting services to various early stage Internet and technology companies. Prior to that, from May 1990 through September 1998, Mr. Griffin was Senior Vice President and Chief Financial Officer of Inference Corporation, a customer services software company.

        L. Eric Loewe joined InsWeb in October 1998 as Corporate Counsel, Legal and Regulatory, responsible for all regulatory compliance issues, and has served as Senior Vice President and General Counsel since September 2000 and as Secretary since July 2001. Mr. Loewe held various positions with the National Association of Independent Insurers from January 1980 to September 1998. As Senior Counsel for the NAII, Mr. Loewe was responsible for legislation and regulations affecting the association's 570 member companies. Mr. Loewe is a member of the Illinois and California bars.

        Directors.    This section sets forth for InsWeb's current directors, including the Class II nominees to be elected at this meeting, their ages and information concerning their backgrounds.

Name	Position with InsWeb	Age	Director Since
Class I directors whose terms expire at the 2006 Annual Meeting of Stockholders:
Robert A. Puccinelli(1)(2)(3)	Director	66	1998
Mark P. Guthrie	Director and Chief Executive Officer	43	2002
Class II directors nominated for election at the 2004 Annual Meeting of Stockholders:
James M. Corroon(1)(3)	Vice Chairman of the Board	64	1996
Thomas W. Orr(1)(2)(3)	Director	70	2002
Class III director whose terms expire at the 2005 Annual Meeting of Stockholders:
Hussein A. Enan	Chairman of the Board	58	1995
Dennis H. Chookaszian(2)(3)	Director	60	2003

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

        Robert A. Puccinelli has been a director of InsWeb since May 1998. From October 1985 to May 1995, Mr. Puccinelli was Chairman and Chief Executive Officer of Industrial Indemnity, a nationwide property and casualty insurance company.

        James M. Corroon has been a director of InsWeb since August 1996 and has served as Vice Chairman of the Board since May 1999. From July 1999 to December 2000, he was a full-time employee of InsWeb and a member of the senior management team. Mr. Corroon has been a director of Willis Corroon of California, an insurance services firm, since January 1996. From October 1966 to December 1995, Mr. Corroon held various management positions with Willis Corroon and its predecessor entity, Corroon & Black Corporation.

        Thomas W. Orr has been a director of InsWeb since January 2003. Mr. Orr was a partner in the accounting firm of Bregante and Company from January 1992 through June 2002. From 1987 through 1991, Mr. Orr was Chief Financial Officer of Scripps League Newspaper, Inc. Prior to 1987, Mr. Orr worked for the accounting firm of Arthur Young & Company (predecessor to Ernst & Young, LLP) from 1958 until he retired as an audit partner in 1986.

        Dennis H. Chookaszian has been a director of InsWeb since April 2003. From November 1999 to February 2001, Mr. Chookaszian was Chairman and Chief Executive Officer of mPower Advisors, L.L.C. an online investment advisory service. From September 1992 to February 1999, Mr. Chookaszian served as Chairman and Chief Executive Officer of the CNA insurance companies, and prior to that held the positions of President and Chief Operating Officer (1990-1992) and Chief Financial Officer (1975-1990) of that company. Mr. Chookaszian serves on the boards of Sapient Corporation and Career Education Corporation.

        The Board of Directors has determined that, other than Messrs. Guthrie and Enan, each of the members of the Board is an independent director for purposes of the Nasdaq Marketplace Rules.

General Corporate Governance Matters

Available Information

        You may obtain free copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports on our website, as well as other Corporate Governance Materials at http://investor.insweb.com, or by contacting our corporate office by calling (916) 853-3300, or by sending an e-mail message to investor@insweb.com.

        We electronically file our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission (SEC) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934. Any materials we file with the SEC are accessible to the public at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also utilize the SEC's Internet website, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

Board Meetings and Committees

        During the year ended December 31, 2003, the Board of Directors of InsWeb held nine meetings. During that period the Audit Committee of the Board held eight meetings and the Compensation Committee of the Board held six meetings. During this period, InsWeb had no standing nominating committee of the Board. No director attended fewer than 75% of the total number of meetings of the Board and all of the committees of the Board on which such director served held during that period.

        The members of the Audit Committee during 2003 were Mr. Orr, Mr. Puccinelli and Mr. Fisher, who resigned from the Board in April 2004. In April 2004, Mr. Corroon was appointed to the Audit Committee as Mr. Fisher's replacement Each of the members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to audit committee members. Mr. Orr is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission The functions of the Audit Committee include, among others: retention of independent auditors; reviewing and approving the planned scope, proposed fee arrangements and results of InsWeb's annual audit; reviewing the adequacy of accounting and financial controls; and reviewing the independence of InsWeb's accountants. For additional information concerning the Audit Committee, see "Report of the Audit Committee" and "Principal Accounting Firm Fees" below.

        The members of the Compensation Committee during 2003 were Messrs. Fisher, Orr and Puccinelli until April 2003 and Messrs. Chookaszian, Orr and Puccinelli thereafter. The Compensation Committee reviews and determines the salary and bonus criteria of and stock option grants to all executive officers. For additional information about the Compensation Committee, see "Report of the Compensation Committee on Executive Compensation" and "Executive Compensation and Other Matters" below.

        In April 2004, the Board created a Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Mr. Chookaszian, Mr. Corroon, Mr. Orr and Mr. Puccinelli, each of whom is independent for purposes of the Nasdaq Marketplace Rules. The functions of the Nominating and Corporate Governance Committee are: (1) selecting, evaluating and recommending to the Board qualified candidates for election or appointment to the Board; and (2) recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the Company.

Stockholder Communications with Directors; Director Attendance at Annual Meetings

        Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and fax number:

Name of the Director(s)
c/o Corporate Secretary
InsWeb Corporation
11290 Pyrites Way
Suite 200
Gold River, CA 95670
(916-853-3327) (FAX)

Communications from our stockholders received as indicated above will be forwarded to the indicated director or directors unless the communication is primarily commercial in nature or relates to an improper or irrelevant topic.

        We do not have a policy regarding directors' attendance at annual meetings. One director attended the 2003 Annual Meeting.

Code of Business Conduct and Ethics

        The Company has adopted a code of ethics known as its "Code of Business Conduct" that applies to the Company's employees including the principal executive officer, principal financial officer, and members of the Board of Directors. See Exhibit 14.1 to Company's Annual Report on Form 10-K for the year ended December 31, 2004.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth information for the years ended December 31, 2003, 2002 and 2001 concerning the compensation of the Chief Executive Officer and each of the other executive officers of InsWeb that received total salary and bonus compensation in excess of $100,000 in the year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

Long term Compensation Awards
Annual Compensation
Name and Principal Position					Securities Underlying Options(2)	All other Compensation
	Year	Salary	Bonus(1)
Hussein A. Enan(4) Chairman of the Board	2003 2002 2001	$250,000 250,000 250,000		— — —	6,000 101,000 41,667	$6,250 5,904 4,538	(3) (3) (3)
Mark P. Guthrie(5) President and Chief Executive Officer	2003 2002 2001	$275,000 258,750 240,000	$	— 240,000	6,000 176,000 25,000	$5,817 4,735 4,512	(3) (3) (3)
William D. Griffin(6) Chief Financial Officer	2003 2002 2001	$205,846 200,000 130,769		— — —	45,000 40,000 16,667	$6,000 2,077 —	(3) (3)
L. Eric Loewe Senior Vice President, Secretary and General Counsel	2003 2002 2001	$180,117 175,000 175,000	$	— 27,700 15,000	25,000 25,000 8,333	$4,810 3,096 471	(3) (3) (3)

(1)
Bonuses are based on performance except for retention bonuses paid to Messrs. Guthrie and Loewe in connection with InsWeb's restructuring and relocation in the amounts of $0 and $27,700 in 2002 and $240,000 and $15,000 in 2001. See "Report of the Compensation Committee on Executive Compensation."

(2)
The number of underlying securities are adjusted for a one-for-six reverse split of InsWeb's Common Stock effective December 20, 2001.

(3)
Represents employer contributions to InsWeb's 401(k) plan.

(4)
Mr. Enan was Chief Executive Officer until June 2002.

(5)
Mr. Guthrie was named Chief Executive Officer in July 2002, Prior to that he served as President and Chief Operating Officer.

(6)
Mr. Griffin became an executive officer in May 2001.

Stock Options Granted in Fiscal 2003

        The following table provides the specified information concerning grants of options to purchase InsWeb's Common Stock made during the year ended December 31, 2003, to the persons named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted(2)
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)(3)	Expiration Date
					5%	10%
Hussein A. Enan	500	*	$1.40	1/28/2013	$597	$1,514
	500	*	3.05	4/22/2013	896	2,271
	5,000	*	4.75	7/1/2013	14,936	37,851
Mark P. Guthrie	500	*	$1.90	1/28/2013	$597	$1,514
	500	*	2.85	4/22/2013	896	2,271
	5,000	*	4.75	7/1/2013	14,936	37,851
William D. Griffin	29,539	5.1	$2.05	4/01/2013	$38,083	$96,509
	15,461	2.7	2.05	4/01/2013	19,933	50,514
L. Eric Loewe	19,446	3.3	$2.05	4/01/2013	$25,070	$63,533
	5,554	*	2.05	4/01/2013	7,160	18,146

*
Less than 1%.

(1)
Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission rules. Actual gains, if any, on stock option exercises are dependent on the future performance of InsWeb's Common Stock, overall market conditions and the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

(2)
Options granted under the 1997 Stock Option Plan generally vest and become exercisable over a three-year period from the date of grant. These options generally vest at the rate of one-third on the first anniversary of the date of grant and 1/36th per month thereafter for each full month of the optionee's continuous employment with InsWeb. Under the 1997 Stock Option Plan, the Board retains discretion to modify the terms, including the prices, of outstanding options. For additional information regarding options, see "Report of the Compensation Committee on Executive Compensation."

(3)
All options were granted at market value of InsWeb's Common Stock on the date of grant.

Option Exercises and Fiscal 2003 Year-End Values

        The following table provides the specified information concerning exercises of options to purchase InsWeb's Common Stock in the fiscal year ended December 31, 2003, and unexercised options held as of December 31, 2003, by the persons named in the Summary Compensation Table above.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable(2)	Unexercisable(2)	Exercisable	Unexercisable
Hussein A. Enan	—	$—	99,593	49,074	$4,620	$—
Mark P. Guthrie	—	$—	197,988	88,890	$116,066	$124,554
L. Eric Loewe	—	$—	48,134	31,483	$14,223	$49,777
William D. Griffin	—	$—	46,575	55,092	$25,600	$89,600

(1)
Based on a fair market value of $4.61, the closing price of InsWeb's Common Stock on December 31, 2003, as reported by The NASDAQ National Market, less the exercise price payable for such shares.

(2)
These options generally vest over a three-year period from the date of grant. See Footnote (2) of "Option Grants in Last Fiscal Year." The options listed in the "Exercisable" column had vested as of December 31, 2003 and the options listed in the "Unexercisable" column had not yet vested as of December 31, 2003.

Equity Compensation Plan Information

        The following presents all compensation plans as of December 31, 2003 (approved and not previously approved by security holders) under which equity securities of the registrant are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	1,731,000	$14.62	365,000
Equity compensation plans not approved by security holders	—	—	—

Compensation Committee Interlocks and Insider Participation

        None of our Compensation Committee members is an officer or employee of the Company. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more of its executive officers serving on our compensation committee.

Compensation of Directors

        Effective April 2003, each non-employee director receives an annual retainer of $30,000 payable on a quarterly basis, and fees of $2,500 for each regularly scheduled Board meeting attended. The chairman of the Audit Committee will receive an additional fee of $2,500 for each regularly scheduled Audit Committee meeting attended. The annual retainer relates to the twelve-month period from

April 2003 through March 2004. In addition, each director will be reimbursed for reasonable expenses incurred in attending meetings of the Board.

        All directors receive an annual grant of options to purchase 5,000 shares, with the date of grant being on or about July 1 of each year that they serve. All options granted to directors are fully vested and exercisable at the time of grant. The per-share exercise price of each such option will equal the fair market value of a share of Common Stock on the date of grant. Options granted to directors have a term of ten years from the date of grant.

Employment Contracts and Termination of Employment and Change of Control Arrangements

        In July 2002, InsWeb entered into an employment agreement with Mark P. Guthrie, InsWeb's President and Chief Executive Officer. The agreement has no specific term, provided either party may terminate Mr. Guthrie's employment with InsWeb at any time with or without cause. The agreement fixes Mr. Guthrie's base salary at $275,000 per year, subject to periodic review by the Board of Directors, and also entitles him to such incentive-based compensation as the Board of Directors may award from time to time as well as other benefits provided to other InsWeb senior executives. The agreement requires Mr. Guthrie to devote his full time and attention to the affairs of InsWeb. If InsWeb terminates Mr. Guthrie's employment other than for "cause" (which is defined to include conviction of a felony or a crime involving moral turpitude, commission of an act of theft or fraud against InsWeb, or repeated failure or inability to perform his duties under the agreement) or if Mr. Guthrie voluntarily terminates his employment for "good reason" following certain specified actions by InsWeb (including a decrease in his base salary or benefits, a material reduction in his duties or responsibilities, or a relocation of his place of work that is more than 30 miles), Mr. Guthrie will be entitled to receive severance payments equal to his then current base salary for a period equal to 12 months. Upon any other termination of Mr. Guthrie's employment, he will be entitled only to accrued salary through the date of termination and any other vested benefits.

        InsWeb's 1997 Stock Option Plan provides that, in the event of a change in control of InsWeb, any outstanding option that is not assumed or substituted by the acquiring corporation will become fully vested. Further, the option agreements applicable to options granted under the 1997 Stock Option Plan typically provide for full acceleration of vesting if, within 12 months following a change in control, the optionee's employment is terminated without cause or the optionee resigns for "good reason," as defined in the option agreement.

Certain Relationships And Related Transactions

  Negotiated Common Stock Repurchases

        In February 2003, InsWeb repurchased 1,071,542 shares of its common stock held by SOFTBANK America, Inc. for an aggregate purchase price of $1.8 million, or $1.70 per share. With the closing of this transaction, total SOFTBANK Corporation's holdings of InsWeb common stock have been reduced to 353,032 shares.

  Finance All K.K. (InsWeb Japan K.K.)

        In 1998, InsWeb entered into a joint venture agreement with SOFTBANK Corp., a strategic partner and stockholder, to develop, implement and market an online insurance marketplace in Japan and the Republic of Korea. The joint venture was carried out exclusively through InsWeb Japan K.K., a Japanese corporation, in which InsWeb owned a 25% interest until a reorganization in March 2001, under which a holding company was created to control InsWeb Japan K.K. and other companies in which InsWeb did not have a financial interest. In this reorganization, InsWeb's shares in InsWeb Japan K.K. were exchanged for shares in the holding company, Finance All K.K. At December 31, 2002, InsWeb's ownership interest in Finance All K.K. was approximately 9%. After Finance All K.K. became a publicly traded company in 2003, InsWeb sold its investment in Finance All K.K. for a cash sales price of $8.9 million.

  Marketing agreements

        For 2003, 2002 and 2001, InsWeb recognized $338,000, $1,085,000 and $3,333,000, respectively in marketing expense under a marketing agreement with Yahoo! Inc. SOFTBANK Corp., a stockholder of InsWeb, is also an affiliate of Yahoo!.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires InsWeb's executive officers, directors and persons who beneficially own more than 10% of InsWeb's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish InsWeb with copies of all Section 16(a) forms filed by such persons.

        Based on InsWeb's review of reports furnished to InsWeb and representations from certain reporting persons, InsWeb believes that reports of changes in ownership (Form 4) were timely filed.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

        The current members of the Compensation Committee are Messrs. Chookaszian, Orr and Puccinelli. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of the executive officers of InsWeb. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary levels. The Compensation Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix B.

        The goals of InsWeb's executive officer compensation policies are to attract, retain and reward executive officers who contribute to InsWeb's success, to align executive officer compensation with InsWeb's performance and to motivate executive officers to achieve InsWeb's business objectives. InsWeb uses salary, bonus compensation and option grants to attain these goals. The Compensation Committee reviews compensation surveys prepared by management of InsWeb and by outside compensation consultants to compare InsWeb's compensation package with that of similarly sized high technology companies in InsWeb's geographic area. In preparing the performance graph set forth in the section entitled "Comparison of Stockholder Return," InsWeb has selected the AMEX Internet Index as its published industry index; however, the companies included in InsWeb's salary surveys are not necessarily those included in this index, because companies in the index may not compete with InsWeb for executive talent, and companies which do compete for executive officers may not be publicly traded.

        Base salaries of executive officers are reviewed annually by the Compensation Committee and adjustments are made based on (i) salary recommendations from the President and Chief Executive Officer, (ii) individual performance of executive officers for the previous fiscal year, (iii) financial results of InsWeb for the previous year and (iv) reports to the Compensation Committee from outside compensation consultants concerning competitive salaries, scope of responsibilities of the officer position and levels paid by similarly-sized high technology companies in InsWeb's geographic area. InsWeb seeks to compensate the executive officers between the median and 75% percentile range of compensation levels paid by similarly sized high technology companies in InsWeb's geographical area.

        InsWeb strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders, and therefore makes periodic grants of stock options under the 1997 Stock Option Plan and the Senior Executive Nonstatutory Stock Option Plan. Historically, the size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies in InsWeb's geographical area, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. To assist InsWeb in retaining and motivating key employees, option grants generally vest over a three-year period from the date of grant. During 2003, the Compensation Committee approved stock option grants to certain of the executive officers consistent with these criteria. See "Option Grants in Last Fiscal Year."

        Mr. Guthrie's compensation as Chief Executive Officer was established pursuant to his employment agreement, the terms of which were set by arms-length bargaining, approved by the Compensation Committee and ratified by the Board of Directors in July 2002. This agreement provides certain change-of-control benefits and severance benefits generally consistent with similar benefits provided to other executive officers.

COMPENSATION COMMITTEE Dennis H. Chookaszian (Chair) Thomas W. Orr Robert A. Puccinelli

REPORT OF THE AUDIT COMMITTEE

        The members of the Audit Committee during fiscal 2003 were Messrs. Orr, Fisher and Puccinelli. Mr. Fisher resigned as a member of the Audit Committee in April 2004, and was replaced by Mr. Corroon. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A.

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity, in all material respects, of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Thomas W. Orr (Chair) James M. Corroon Robert A. Puccinelli

AUDIT FEES

        The following table sets forth the aggregate fees billed to InsWeb for the years ended December 31, 2002 and 2003 by InsWeb's principal accounting firm, Ernst & Young LLP:

	2002	2003
Audit Fees(1)	$225,565	$275,395
Audit-Related Fees(2)	15,750	72,500
Tax Fees(3)	40,320	55,052

	$281,635	$402,947

(1)
Audit fees include the audit of InsWeb's financial statement (including required quarterly reviews) and other procedures required to be performed by the independent auditors to be able to form an opinion on the Company's consolidated financial statements.

(2)
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditors. Audit-related services in 2002 and 2003 consisted of the audit of the Company's employee benefit plan. Audit-related services in 2003 also included consultations related to the Sarbanes-Oxley Act of 2002.

(3)
Tax fees include tax return preparation, tax compliance, tax planning and tax advice.

        The Audit Committee considered the role of Ernst & Young LLP in providing non-audit services to InsWeb and has concluded that such services are compatible with Ernst & Young's independence as InsWeb's auditors.

Pre-Approval Policies and Procedures

        The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting.

COMPARISON OF STOCKHOLDER RETURN

        Set forth below is a line graph comparing the annual percentage change in the cumulative total return on InsWeb's Common Stock with the cumulative total returns of the Standard & Poor's 500 Index and the AMEX Internet Index for the period commencing on July 23, 1999 and ending on December 31, 2003.(1)

Comparison of Cumulative Total Return From July 23, 1999 through December 31, 2003(1):
InsWeb Corporation, Standard & Poor's 500 Index
and AMEX Internet Index

	7/23/99	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
InsWeb Corporation	$100.00	$150.35	$5.18	$4.17	$1.59	$4.52
Standard & Poor's 500 Index	$100.00	$108.00	$97.05	$84.30	$64.84	$81.94
AMEX Internet Index	$100.00	$194.32	$94.76	$49.46	$28.13	$48.69

(1)
Assumes that $100.00 was invested on July 23, 1999, at the closing price on the date of InsWeb's initial public offering, in InsWeb's Common Stock and each index. No cash dividends have been declared on InsWeb's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        InsWeb has a classified Board of Directors consisting of two Class I directors (Messrs. Puccinelli and Guthrie), two Class II directors (Messrs. Corroon and Orr), and two Class III directors (Messrs. Enan and Chookaszian) who will serve until the Annual Meetings of Stockholders to be held in 2006, 2004 and 2005, respectively, and until their respective successors are duly elected and qualified. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting dates.

        The term of the Class II directors will expire on the date of the upcoming annual meeting. One Class II director, Ronald D. Fisher, resigned from the Board on April 22, 2004 and will not stand for election. Accordingly, two persons are to be elected to serve as the Class II directors of the Board of Directors at the meeting. Management's nominees for election by the stockholders to the position are the current Class II Directors, Mr. Corroon and Mr. Orr. Please see "Information About InsWeb-Management" above for information concerning the nominees. If elected, the nominees will serve as directors until InsWeb's Annual Meeting of Stockholders in 2007 and until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although InsWeb knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as InsWeb may designate.

        If a quorum is present, the two nominees for Class II director receiving the highest number of votes will be elected as Class II directors. Abstentions and broker non-votes have no effect on the vote.

The Board of Directors recommends a vote "FOR" the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors of InsWeb has selected Ernst & Young LLP as independent auditors to audit the consolidated financial statements of InsWeb for the fiscal year ending December 31, 2004. Ernst & Young LLP has acted in such capacity since its appointment in fiscal year 2001. A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors' Recommendation

        The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting of stockholders at which a quorum representing a majority of all outstanding shares of Common Stock of InsWeb is present, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

        The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as InsWeb's independent auditors for the fiscal year ending December 31, 2004.

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

        Under InsWeb's bylaws, in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of InsWeb. To be timely, such notice must be delivered to or mailed and received at InsWeb's principal executive offices, not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

        In connection with InsWeb's next annual meeting of stockholders, under the Securities and Exchange Commission Rule 14a-4, management may solicit proxies that confer discretionary authority to vote with respect to any non-management proposal unless InsWeb has received notice of the proposal not later than March 20, 2004.

        Proposals of stockholders intended to be included in InsWeb's proxy statement for the next annual meeting of the stockholders of InsWeb must be received by InsWeb at its offices at 11290 Pyrites Way, Suite 200, Gold River, California 95670, no later than January 3, 2005, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in InsWeb's proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

        At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2004 Annual Meeting of Stockholders of InsWeb other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

L. Eric Loewe Senior Vice President, Secretary and General Counsel

May 7, 2004

APPENDIX A

INSWEB CORPORATION

CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

I.     STATEMENT OF POLICY

        This Charter specifies the scope of the responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of InsWeb Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements and to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to any governmental body or to the public, and on the Company's compliance with legal and regulatory requirements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company's independent auditor and prepare any reports required of the Committee under rules of the Securities and Exchange Commission ("SEC").

        The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Committee, at its discretion, has the authority to initiate special investigations, and hire special legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of The Nasdaq Stock Market. In addition, the Committee shall not include any member who:

  •
  accepts any consulting, advisory, or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board, or any other committee of the Board; or

  •
  is an executive officer of the Company, or beneficially owns or controls, directly or indirectly, more than 10% of the Company's outstanding common stock or is otherwise an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of The Nasdaq Stock Market.1

1
SEC Release 34-47137 proposes a definition of "affiliated person" as "a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with," the Company, deeming a person to be in "control" of the Company if such person is (a) a director or executive officer of the Company, (b) beneficially owns or controls, directly or indirectly, 10% or more of any class of the Company's equity securities or is otherwise an affiliate of the Company or any subsidiary of the Company or (c) a director, executive officer, partner, member, principal or designee of an affiliate of the Company.

        Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least

-i-

one member shall have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities.

        The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced by the Board. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate.

  MEETINGS

        The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet with management and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management on a quarterly basis to review the Company's financial statements and financial reports. A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record summaries of its recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

  COMMITTEE AUTHORITY AND RESPONSIBILITIES

        To fulfill its responsibilities and duties, the Committee shall:

          a.     Oversight of the Company's Independent Auditor

            i.      Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or related work (including resolution of disagreements between management and the independent auditor regarding financial reporting), with each such auditor reporting directly to the Committee.

            ii.     Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (i) all relationships between the auditor and the Company, (ii) any disclosed relationships or services that may impact the independent auditor's objectivity and independence and (iii) whether any of the Company's senior finance personnel were recently employed by the independent auditor.

            iii.    Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, however, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such polices and procedures (a) are detailed as to particular services, (b) do not involve delegation to management of the Committee's responsibilities hereunder and (c) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies

-ii-

    and procedures; and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services, provided that (d) the decisions of such member to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting and (e) the Committee has established policies and procedures for such pre-approval of services consistent with the requirements of clauses (i)(a) and (b) above.

            iv.    Meet with the independent auditor prior to the annual audit to discuss the planning and staffing of the audit.

            v.     Approve as necessary the termination of the engagement of the independent auditor.

            vi.    Regularly review with the independent auditor any significant difficulties encountered during the course of the audit, any restrictions on the scope of work or access to required information and any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements. Review with the independent auditor any accounting adjustments that were noted or proposed by the auditor but that were "passed" (as immaterial or otherwise), any communications between the audit team and the auditor's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the auditor to the Company, or any other material written communication provided by the auditor to the Company's management.

            vii.   Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

          b.     Review of Financial Reporting, Policies and Processes

            i.      Review and discuss with management and the independent auditor the Company's annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

            ii.     Review and discuss with management and the independent auditor the Company's interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of the Company's quarterly report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

            iii.    Review and discuss earnings press releases and other information provided to securities analysts and rating agencies, including any "pro forma" or adjusted financial information.

            iv.    Periodically meet separately with management and with the independent auditor.

            v.     Review with management and the independent auditor any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

            vi.    When applicable, review with management its assessment of the effectiveness and adequacy of the Company's internal control structure and procedures for financial reporting ("Internal Controls"), review with the independent auditor the attestation to and report on

-iii-

    the assessment made by management (applicable for the year ending December 2005), and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management's assessment or the independent auditor's attestation.

            vii.   Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company's financial results and operations, as well as the disclosure regarding such transactions and structures in the Company's public filings.

            viii.  Review with management and the independent auditor the effect of regulatory and accounting initiatives on the financial statements. Review any major issues regarding accounting principles and financial statement presentations, including any significant changes in selection of an application of accounting principles. Consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

          c.     Risk Management, Related Party Transactions, Legal Compliance and Ethics

            i.      Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company's ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's Internal Controls.

            ii.     Review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties.

            iii.    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

            iv.    Adopt a Code of Ethics for the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions, which meets the requirements of Item 406 of the SEC's Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Ethics.

            v.     Adopt a Code of Business Conduct applicable to all employees and directors and required by the rules of The Nasdaq Stock Market, and adopt procedures for monitoring and enforcing compliance with such Code of Business Conduct.

            vi.    As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company's Code of Ethics or the Company's Code of Business Conduct, and adopt as necessary or appropriate, remedial, disciplinary, or other measures with respect to such conduct.

            vii.   Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company's financial statements or accounting policies.

-iv-

            viii.  Discuss with management the process by which risk assessment and management is undertaken and handled. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

            ix.    Review with the Company's general counsel and report to the Board on litigation, material government investigations and compliance with applicable legal requirements.

            x.     Receive from Company's general counsel or other attorneys any reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

            xi.    Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

            xii.   Regularly report to the Board on the Committee's activities, recommendations and conclusions.

            xiii.  Review and reassess the Charter's adequacy as appropriate.

-v-

APPENDIX B

INSWEB CORPORATION

CHARTER OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

I.     PURPOSE

        This Charter specifies the scope of the responsibilities of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of InsWeb Corporation (the "Company") and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

        The primary purpose of the Committee is to discharge the Board's responsibilities relating to compensation and benefits of the Company's executive officers (i.e., the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, and all other "Senior Executives") and directors. In carrying out these responsibilities, the Committee shall review all components of executive officer and director compensation for consistency with the Committee's compensation philosophy in effect from time to time.

        The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

II.    ORGANIZATION AND MEMBERSHIP REQUIREMENTS

        The Committee shall be comprised of at least three directors, each of whom shall satisfy the independence requirements of Nasdaq. A director shall not serve as a member of the Committee if the Chief Executive Officer or another executive officer of the Company serves on the compensation committee of another company that employs that director as an executive officer.

        The members shall be appointed by the Board and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Unless a chairman is elected by the Board, the members of the Committee may designate a chairman by the majority vote of the full Committee membership. The Committee may from time to time delegate duties or responsibilities to subcommittees or to one member of the Committee.

        The Committee shall have the authority to obtain advice or assistance from consultants, legal counsel, accounting or other advisors as appropriate to perform its duties hereunder and to determine the terms, costs and fees for such engagements. Without limitation, the Committee shall have the sole authority to retain or terminate any consulting firm used to evaluate director, CEO or executive compensation, and to determine and approve the terms of the engagement fees and costs for such engagements. The fees and costs of any consultant or advisor engaged by the Committee to assist it in performing any duties hereunder shall be borne by the Company.

III.  MEETINGS

        The Committee shall meet as often as it deems appropriate, but not less frequently than once each year, to review the compensation of the executive officers and other employees of the Company, and otherwise perform its duties under this charter.

        A majority of the members shall represent a quorum of the Committee, and, if a quorum is present, any action approved by at least a majority of the members shall represent the valid action of the Committee.

        The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of

-vi-

recommendations to the Board in written form, which will be incorporated as part of the minutes of the Board meeting at which those recommendations are presented.

IV.    COMMITTEE AUTHORITY AND RESPONSIBILITIES

        To fulfill its responsibilities and duties, the Committee shall:

  1.
  Review and approve the Company's overall compensation policy and its administration.

  2.
  Review and approve all compensation for the Chief Executive Officer, including incentive-based and equity-based compensation.

  3.
  Review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives.

  4.
  Consider, in determining the long-term incentive component of compensation for the Chief Executive Officer, the Company's performance and relative shareholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company's Chief Executive Officer in past years.

  5.
  Review and approve incentive-based or equity-based compensation plans in which the Company's executive officers participate.

  6.
  Approve all employment, severance, or change-in-control agreements, special or supplemental benefits, or provisions including the same, applicable to executive officers.

  7.
  Periodically review and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company's compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company's industry.

  8.
  Review and propose to the Board from time to time changes in director compensation and director retirement policies.

  9.
  Prepare an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

  10.
  Perform such other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

  11.
  Make regular reports to the Board of Directors regarding the foregoing.

  12.
  Review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

  13.
  Review and evaluate the Committee's own performance on an annual basis.

-vii-

INSWEB CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2004
SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Hussein A. Enan and Mark P. Guthrie, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in InsWeb Corporation, a Delaware corporation ("InsWeb"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of InsWeb to be held at the corporate headquarters of InsWeb, located at 11290 Pyrites Way, Suite 200, Gold River, California 95670 on June 21, 2004, at 9:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of InsWeb dated May 7, 2004 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 AND 2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

☐
Please mark
votes as in this example

The Board of Directors recommends a Vote "FOR" the following proposals:

FOR all nominees listed at right	WITHHOLD AUTHORITY to vote (except as marked to the contrary below) for all nominees listed at right.
☐	☐
1.	To elect the following two (2) persons as Class II directors to hold office for a three-year term and until his respective successor is elected and qualified:
NOMINEES: JAMES M. CORROON THOMAS W. ORR
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME BELOW.)
		FOR	ABSTAIN	AGAINST
2.	To consider, approve and ratify the appointment of Ernst & Young LLP as independent auditors for InsWeb for the fiscal year ending December 31, 2004	☐	☐	☐
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
	MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐
	Date:	, 2004
Signature

Please sign here. If shares of stock are held jointly, both or all of such persons should sign. An authorized person should sign Corporate or partnership proxies in full corporate or partnership name. Persons signing in a fiduciary capacity should indicate their full titles in such capacity.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 21, 2004
TABLE OF CONTENTS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING OF PROXIES
INFORMATION ABOUT INSWEB
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
AUDIT FEES
COMPARISON OF STOCKHOLDER RETURN
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
APPENDIX A INSWEB CORPORATION CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
APPENDIX B INSWEB CORPORATION CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS